Dreyfus
 Health Care
 Fund



 ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Board Members Information

                            21   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                               Health Care Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Health Care Fund, covering the period from the fund' s inception on June 29, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Matthew Jenkin and Lesley Marino.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market's direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Matthew Jenkin and Lesley Marino, Portfolio Managers

How did Dreyfus Health Care Fund perform relative to its benchmark?

In the time between the fund's inception on June 29, 2001 and the end of its annual reporting period on April 30, 2002, the fund produced a total return of -2.80% .(1) For the period of June 30, 2001 through April 30, 2002 the fund's benchmark, the Goldman Sachs Health Care Index, produced a total return of -6.24% for the same period, and the broader stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, provided a -11.03% total return for the same period.(2,3)

We attribute the fund's and health care sector's lackluster returns to deteriorating business fundamentals among large pharmaceutical companies and biotechnology firms. The fund's performance relative to its benchmark and the broader stock market was primarily due to our focus on health care services companies.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing primarily in the stocks of health care and health care-related companies. These companies may include businesses principally engaged in the design, manufacture or sale of products or services for medical, personal care or cosmetic use; the research and development of pharmaceutical products and services; the manufacture and distribution of biotechnology and biomedical products; and the operation of health care facilities.

When choosing investments, we first conduct a "top-down" analysis of macroeconomic and market trends affecting health care as well as changes in government regulation, technology, products and services. That analysis drives our sector allocation strategy, which determines the extent to which we will invest in the various industries that comprise the health care sector. Using a
"bottom-up"   security   selection   strategy,   we   then  conduct  extensive
company-by-company research within those industries to identify those stocks that, in our opinion, have the best potential to achieve above-average earnings or revenue growth.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

As is consistent with its reputation as a relatively defensive investment, the health care sector generally produced smaller losses relative to the broad stock market during the recent downturn. Nonetheless, health care stock prices have declined overall since the fund' s inception because a number of independent forces simultaneously affected many health care-related industries and companies. For example, large drug manufacturers were hard-hit by the expiration of patents on major medicines, exposing them to competition from generic versions of their products. At the same time, the development of new pharmaceutical products was hampered by staffing shortages at the FDA, which lengthened the approval process from about 12 months to as long as 24 months. Biotechnology stocks also generally encountered difficulties when a few high-profile, company-specific events, such as disappointing clinical trials of new drugs, eroded investor confidence in the entire industry.

In this environment, we attempted to avoid the health care sector's most challenging areas while emphasizing those with what we believed offered
improving   prospects.  Accordingly,  the  fund's  exposure  to  pharmaceutical companies and biotechnology firms during the reporting period was often less than that of its benchmark. Instead, we generally focused on health care service-oriented industries, such as hospitals, nursing homes, managed care providers and medical laboratories, that we expected to enjoy improving business fundamentals.

Medical services companies produced attractive results during the reporting period when Medicare reimbursement rates rose at the same time that operating costs fell. For example, managed care provider Humana took advantage of its newfound pricing power after divesting several unprofitable businesses, causing profit margins and investor interest to rise sharply. Hospitals and outpatient surgery centers such as HCA also benefited from the pricing cycle's benefits as well as from favorable labor markets, which helped keep their costs down and profits up. Among medical laboratory companies, Quest Diagnostics prospered after a period of industry consolidation led to greater economies of scale and lower costs.


What is the fund's current strategy?

We have continued to maintain our focus on health care services stocks. With that said, however, we are currently finding what we believe are attractive values among beaten-down pharmaceutical and biotechnology stocks, especially those with specialized products or markets. Accordingly, while the fund remains relatively light on pharmaceutical stocks, we recently increased its holdings of biotechnology stocks to a level that is in line with their representation in the fund' s benchmark. We may increase the fund's biotechnology holdings further if we believe that upcoming regulatory approvals and product launches create a more positive environment for those stocks.

Over the longer term, we believe that many factors that potentially may affect health care stocks remain unchanged. The population of older Americans is expanding, and health care spending's share of the national economy continues to grow. New and better treatments appear every year, and we believe that the greatest innovations are yet to come. In our view, the fund offers a diversified way of participating in that sector of the market.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH APRIL 30, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE GOLDMAN SACHS HEALTH CARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S.-TRADED SECURITIES IN THE HEALTH CARE SECTOR. THE INDEX INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: PROVIDERS OF HEALTH CARE-RELATED SERVICES, RESEARCHERS, MANUFACTURERS AND DISTRIBUTORS OF PHARMACEUTICALS, DRUGS AND RELATED SCIENCES, MEDICAL SUPPLIES, INSTRUMENTS AND PRODUCTS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Health Care Fund and the Goldman Sachs Health Care Index
--------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 4/30/02

                                                       Inception      From
                                                         Date       Inception
--------------------------------------------------------------------------------

FUND                                                    6/29/01      (2.80)%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS HEALTH CARE FUND ON 6/29/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE GOLDMAN SACHS HEALTH CARE INDEX (THE "INDEX") ON 6/30/01. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES.

THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S.-TRADED SECURITIES IN THE HEALTH CARE SECTOR AND INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: PROVIDERS OF HEALTH CARE-RELATED SERVICES, RESEARCHERS, MANUFACTURERS AND DISTRIBUTORS OF PHARMACEUTICALS, DRUGS AND RELATED SCIENCES, MEDICAL SUPPLIES, INSTRUMENTS AND PRODUCTS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

April 30, 2002

COMMON STOCKS--99.1%                                                                             Shares                 Value ($)
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.2%

Henry Schein                                                                                        790  (a)              37,596

FINANCE--1.2%

Ventas                                                                                            1,540                   20,790

HEALTH SERVICES--17.1%

AdvancePCS                                                                                          400  (a)              13,524

Beverly Enterprises                                                                               1,250  (a)              10,750

Cardinal Health                                                                                     400                   27,700

D & K Healthcare Resources                                                                          400                   13,840

DaVita                                                                                              400  (a)              10,368

Express Scripts                                                                                     300  (a)              18,963

HCA                                                                                                 700                   33,453

HEALTHSOUTH                                                                                         690  (a)              10,419

Humana                                                                                            1,070  (a)              17,495

ICN Pharmaceuticals                                                                                 300                    8,298

Lincare Holdings                                                                                    400  (a)              12,592

Manor Care                                                                                          400  (a)              10,256

Mid Atlantic Medical Services                                                                       400  (a)              14,572

Pharmaceutical HOLDRs Trust                                                                         200                   17,432

Quest Diagnostics                                                                                   200  (a)              18,386

UnitedHealth Group                                                                                  320                   28,099

Universal Health Services, Cl. B                                                                    200  (a)               9,310

WellPoint Health Networks                                                                           220  (a)              16,518

                                                                                                                         291,975

HEALTH TECHNOLOGY--74.2%

Abbott Laboratories                                                                               2,110                  113,834

Amgen                                                                                             1,550  (a)              81,964

Axcan Pharma                                                                                      1,100  (a)              14,608

Barr Laboratories                                                                                   200  (a)              13,330

Baxter International                                                                                820                   46,658

C.R. Bard                                                                                           300                   16,482

CV Therapeutics                                                                                     530  (a)              15,338

Cell Therapeutics                                                                                   950  (a)              11,799

Cerus                                                                                               200  (a)              10,242

Cytyc                                                                                               630  (a)               9,897

First Horizon Pharmaceutical                                                                        700  (a)              18,228

Genentech                                                                                           730  (a)              25,915

Genta                                                                                             1,650  (a)              22,171

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY (CONTINUED)

Gilead Sciences                                                                                     260  (a)               8,091

IDEC Pharmaceuticals                                                                                500  (a)              27,475

Inspire Pharmaceuticals                                                                           2,800  (a)               8,736

Johnson & Johnson                                                                                 1,860                  118,780

King Pharmaceuticals                                                                                910  (a)              28,519

Medtronic                                                                                         1,400                   62,566

Merck & Co.                                                                                       1,300                   70,642

NPS Pharmaceuticals                                                                                 600  (a)              17,886

Novartis, ADR                                                                                       880                   36,934

Noven Pharmaceuticals                                                                               400  (a)               8,036

Pfizer                                                                                            4,060                  147,581

Pharmacia                                                                                         2,100                   86,583

SICOR                                                                                             1,380  (a)              24,454

STERIS                                                                                              800  (a)              17,720

St. Jude Medical                                                                                    320  (a)              26,627

Teva Pharmaceutical Industries, ADR                                                                 300                   16,803

Transkaryotic Therapies                                                                             450  (a)              17,937

Trimeris                                                                                            350  (a)              16,783

United Surgical Partners International                                                              500  (a)              14,450

Wyeth                                                                                             1,880                  107,160

                                                                                                                       1,264,229

HOSPITAL MANAGEMENT--.5%

Community Health Care                                                                               300  (a)               8,706

TECHNOLOGY SERVICES--3.9%

First Health Group                                                                                  500  (a)              14,500

Laboratory Corporation of America                                                                   100  (a)               9,920

PacifiCare Health Systems                                                                           400  (a)              12,104

Women First HealthCare                                                                            1,500  (a)              12,120

Wright Medical Group                                                                                900                   17,064

                                                                                                                          65,708
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,677,339)                                                                99.1%               1,689,004

CASH AND RECEIVABLES (NET)                                                                           .9%                  15,552

NET ASSETS                                                                                        100.0%               1,704,556

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,677,339    1,689,004

Cash                                                                     13,129

Receivable for investment securities sold                                54,522

Dividends receivable                                                        857

Prepaid expenses                                                         16,438

Due from The Dreyfus Corporation and affliliates                          7,995

                                                                      1,781,945
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              25,358

Payable for shares of Beneficial Interest redeemed                        5,326

Accrued expenses and other liabilities                                   46,705

                                                                         77,389
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,704,556
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,742,848

Accumulated net realized gain (loss) on investments                     (49,957)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                         11,665
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,704,556
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
of Beneficial Interest authorized)                                      140,301

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.15

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

From June 29, 2001 (commencement of operations) to April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $77 foreign taxes withheld at source)             9,337

Interest                                                                 1,758

TOTAL INCOME                                                            11,095

EXPENSES:

Management fee--Note 3(a)                                               10,887

Organization expenses                                                   22,398

Registration fees                                                       21,373

Auditing fees                                                           15,257

Prospectus and shareholders' reports                                     5,344

Custodian fees--Note 3(b)                                                4,866

Shareholder servicing costs--Note 3(b)                                   3,624

Trustees' fees and expenses--Note 3(c)                                     377

Legal fees                                                                 338

Miscellaneous                                                              941

TOTAL EXPENSES                                                          85,405

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (65,445)

NET EXPENSES                                                            19,960

INVESTMENT (LOSS)                                                       (8,865)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (46,839)

Net unrealized appreciation (depreciation) on investments               11,665

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (35,174)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (44,039)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

From June 29, 2001 (commencement of operations) to April 30, 2002

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                       (8,865)

Net realized gain (loss) on investments                                (46,839)

Net unrealized appreciation (depreciation) on investments               11,665

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        (44,039)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                        1,999,167

Cost of shares redeemed                                               (250,572)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
TRANSACTIONS                                                         1,748,595

TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,704,556
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        1,704,556
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                            160,366

Shares redeemed                                                        (20,065)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          140,301

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period from June 29, 2001 (commencement of operations) to April 30, 2002. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)                                                      (.08)(a)

Net realized and unrealized
  gain (loss) on investments                                           (.27)

Total from Investment Operations                                       (.35)

Net asset value, end of period                                        12.15
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      (2.80)(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.38(b)

Ratio of investment (loss)
  to average net assets                                                (.61)(b)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                       (4.54)(b)

Portfolio Turnover Rate                                              201.04(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 1,705

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Health Care Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on June 29, 2001. The fund' s investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a
sales    charge.

As of April 30, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 80,000 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

price is used for valuation purposes. Bid price is used when no asked price is avaliable. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $663 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital gains $6,111 and unrealized depreciation $16,665. In addition, the fund had $27,738 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $8,865, decreased accumualated net realized gain (loss) on investments by $3,118 and decreased paid-in capital by $5,747. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, from June 29, 2001 through April 30, 2003, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.65% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $65,445 during the period ended April 30, 2002.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, the fund was charged $3,024 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $540 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2002, the fund was charged $4,866 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $4,355,655 and $2,631,561 respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $1,705,669; accordingly, accumulated net unrealized depreciation on investments was $16,665, consisting of $103,186 gross unrealized appreciation and $119,851 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Health Care Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Health Care Fund (one of the series comprising Dreyfus Premier Opportunity Funds) as of April 30, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from June 29, 2001 (commencement of operations) to April 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Health Care Fund at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 29, 2001 to April 30, 2002, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 4, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981--Present)

* Chairman of the Board of Moody's Corporation (October 2000--Present)

* Chairman of the Board and Chief Executive Officer (October 1999--September
2000) of The Dun and Bradstreet Corporation and Director (February 1993--September 1999)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Lucy Wilson Benson (74)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Benson and Associates, consultants to business and government, President

* The Citizens Network for Foreign Affairs, Vice Chairman

* The International Executive Service Corps., Director

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* A member of the council of foreign relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE APRIL 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE APRIL 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE APRIL 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 11 investment companies (comprised of 64 portfolios) managed by the Manager. He is 36 years old, and has been an employee of the Manager since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                     For More Information

                        Dreyfus Health Care Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  091AR0402